Ticker Symbol By Class
	A	C	I
Miller Market Neutral Income Fund	MMNAX	MMNCX	MMNIX

PROSPECTUS

March 14, 2022

1-877-441-4434

www.MillerFamilyOfFunds.com

Investment Advisor

Wellesley Asset Management, Inc.
20 William Street

Wellesley, MA 02481

781-416-4000

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6

MANAGEMENT OF THE FUND	12

INFORMATION ABOUT SHARES	14

HOW TO PURCHASE SHARES	15

HOW TO REDEEM SHARES	21

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	24

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	25

DISTRIBUTION OF SHARES	26

Distribution Fees	26

Additional Compensation to Financial Intermediaries	26

Householding	26

FINANCIAL HIGHLIGHTS	27

PRIVACY NOTICE	28

APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS	A-1

FUND SUMMARY
— MILLER MARKET NEUTRAL INCOME FUND

Investment Objective

The Fund’s primary investment objective is to maximize current income consistent with stability of principal. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 15 of the Fund’s Prospectus. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the Prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None(1)	1.00%(2)	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.50%	1.00%	0.00%
Other Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	2.06%	2.56%	1.56%

(1)	There is a 1.00% contingent deferred sales charge (“CDSC”) for investments of $250,000 or more (see “How to Purchase Shares” below) on Class A shares sold within the first 18 months of purchase, unless you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC (see “Waiver of Contingent Deferred Sales Charges” below).

(2)	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of the Fund’s dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Class A	$576	$996
Class C	$259	$796
Class I	$159	$493

FUND SUMMARY
— MILLER MARKET NEUTRAL INCOME FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund has only recently commenced operations.

Principal Investment Strategies

Wellesley Asset Management, Inc. (“Wellesley” or the “Advisor”), the Fund’s advisor, seeks to achieve maximum current income while remaining market neutral by achieving a low correlation to the fluctuations of the U.S. stock market.

The Fund invests in equity, convertible and synthetic convertible securities of companies with a dollar-weighted average maturity of any duration. The Fund takes long and short positions in securities of issuers without regard to market capitalization. The Fund may purchase put options to help insulate the Fund from market risk.

Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible bonds generally offer both defensive characteristics (i.e., may provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley. Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds are created by third parties which typically are investment banks and brokerage firms. There is no limit on the portion of the Fund’s portfolio that is allocated among convertible bonds and synthetic convertibles. The Fund generally invests in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Wellesley purchases a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside. Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each issuer to analyze credit quality and the specific terms of each offering. In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available. Wellesley diversifies the Fund’s portfolio in terms by company, industry, sector and other factors in attempt to lower the risks of the portfolio.

In an effort to enhance income, the Fund may write call and put options. The Fund may write call options on individual equity securities and convertible bonds that are in the Fund’s portfolio. In addition, the Fund may write call options on ETFs and securities indexes.

In an effort to minimize the downside risk of individual equity security and convertible bond holdings or the Fund’s portfolio in its entirety, the Fund may purchase put options on individual securities, ETFs and securities indexes.

The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies (SPACs) or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company.

The Fund may employ leverage, in the form of borrowing, to increase the potential gain from attractive securities selection. Such borrowing can benefit the Fund if the net rate of return on its investments purchased with the proceeds of the loan exceeds the interest or fees payable thereon. The Fund may use indebtedness in an amount up to approximately 33 1/3% of the Fund’s total assets (including borrowing proceeds) to leverage the Fund’s portfolio.

FUND SUMMARY
— MILLER MARKET NEUTRAL INCOME FUND (continued)

Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

●	Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.

●	Convertible Hedging Risk: If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund’s increased liability on any outstanding short position would, in whole or in part, reduce this gain.

●	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments. Convertible bonds may have less market liquidity and their prices may be more volatile than equity and fixed-income securities.

●	Counterparty Credit Risk: The Fund makes investments in financial instruments and over-the-counter (“OTC”) traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations.

●	Covered Call Writing Risk: As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security, covering the call option above the sum of the premium and the exercise price of the call.

●	Derivatives Risk: The derivative instruments in which the Fund may invest either directly or through an underlying fund, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

●	Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time.

●	Hedging Risk: The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. There can be no assurance that the Fund’s hedging investments or transactions will be effective. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.

●	Interest Rate Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. An issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.

●	Limited History of Operations Risk: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

●	Leverage Risk: Borrowing and certain transactions such as swaps in which the Fund is permitted to engage may effectively add leverage and thus leverage risk to the Fund’s portfolio. The Fund may segregate or “earmark” liquid assets or otherwise cover such transactions in an effort to mitigate the leverage risk such transactions present. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

FUND SUMMARY
— MILLER MARKET NEUTRAL INCOME FUND (continued)

●	Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

●	Options Risk: The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured. By writing call options, the Fund is subject to the risk of counterparty default, as well as the potential for unlimited loss.

●	Portfolio Selection Risk: The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry, or sector or about market movements is incorrect.

●	Portfolio Turnover Risk: Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

●	Private Placement and Illiquid Securities Risk: Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

●	Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Short Sale Risk: The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security (i.e., the Fund’s short position) increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

●	Small- and Mid-Capitalization Companies Risk. Compared to large-capitalization companies, small- and mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

●	Special Purpose Acquisition Companies (SPACs). Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

●	Synthetic Convertible Bond Risk: Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

●	Tax Risk: The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

FUND SUMMARY
— MILLER MARKET NEUTRAL INCOME FUND (continued)

●	Underlying Funds Risk: The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one Investment company being held by the Fund or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rules. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Additionally, if the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. You will find a more complete discussion of risk beginning on page 8 of the Fund’s Prospectus.

Performance

Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be made available to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.MillerFamilyOfFunds.com or by calling 1-877-441-4434.

Investment Advisor

Wellesley Asset Management, Inc.

Portfolio Managers

Greg Miller, Chief Executive Officer of Wellesley; Michael Miller, Chief Investment Officer and President of Wellesley; Howard Needle, Portfolio Manager of Wellesley; and James Buckham, Portfolio Manager of Wellesley, share responsibility for the day-to day management of the Fund. Each Co-Portfolio Manager has served in that capacity since the Fund’s inception in 2021.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts. The minimum initial investment for Class I shares is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Purchases and redemptions may be made by mailing an application or redemption request to Miller Convertible Bond Fund c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn Nebraska 68022-3474, by calling 1-877-441-4434 or by visiting www.MillerFamilyOfFunds.com.

Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Miller Market Neutral Income Fund (the “Fund”) may engage in certain investment strategies in addition to the Fund’s principal investment strategies.

Wellesley will purchase a bond or a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside. Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each issuer to analyze credit quality and the specific terms of each offering.

Wellesley typically applies a multiple-step approach when evaluating convertible bonds, which includes:

●	evaluating the default risk of the convertible bonds using traditional credit analysis;

●	analyzing the convertible bond’s underlying common stock to determine its capital appreciation potential;

●	assessing the risk/return potential of the convertible bond; and

●	evaluating the convertible bond’s impact on the overall composition of the Fund’s portfolio.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible bond, Wellesley generally considers the following characteristics of the issuer: financial soundness; ability to make interest and dividend payments; earnings and cash-flow forecast. With respect to each company, Wellesley usually reviews:

●	growth trends;

●	financial health, including debt to equity ratios, return on equity, return on assets and return on invested capital; and

●	market multiples including price-earnings (“P/E”) ratios and price-earnings-growth (“PEG”) ratios.

Wellesley may sell a security under the following circumstances:

●	if there are adverse changes in the issuer’s actual and/or projected earnings, credit deterioration, accounting fraud, or an adverse outlook for the particular industry or sector;

●	if there is a decline in the price of the underlying security and the prospects for capital appreciation are not attractive;

●	to increase portfolio diversification, to meet the liquidity needs of the Fund, or to increase principal protection of an appreciated asset; or

●	if the issuer has announced a call for the bond, or as a put date approaches, and Wellesley believes that selling the bond in advance of the call or put and re-deploying the proceeds would be beneficial to the Fund.

In general, Wellesley purchases securities that it believes are attractively valued and sells them when an issuer’s credit quality deteriorates or the conversion feature of a security is no longer a likely source of capital appreciation. Although the Fund’s portfolio will generally invest in several different industries, the Fund can invest a significant percentage of its assets in a particular market sector.

Bonds. The Fund invests in debt obligations of U.S. companies and the U.S. government. Such U.S. government securities include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, or by various agencies and instrumentalities established or sponsored by the U.S. government. The Fund may also invest in debt securities issued by state and local municipalities. The corporate debt obligations in which the Fund may invest includes, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies. Debt securities may pay fixed, variable, inflation-indexed, or other rates of return, including zero coupon and original issue discount bonds. The Fund may invest in debt securities of any quality, including debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — (continued)

Convertible Bonds. Convertible bonds possess two principal characteristics: a fixed-income component and a convertible component. The fixed-income component is designed to ensure the return of principal and may offer some interest income as well. The convertible component contains the right to exchange the bond for a predetermined number of shares of common stock of the issuer. By permitting the Fund to exchange its investment for common stock, the cash value of a security, or a basket or index of securities, convertible bonds may enable the Fund to benefit from increases in the market price of the underlying securities. Because of this potential for gains, convertible bonds may bear interest at a rate below the interest rate that the same issuer would pay on a similar security without a conversion feature. Holders of convertible bonds typically have a claim on the assets of the issuer that takes priority over the holders of preferred or common stock but is subordinated to similar non-convertible bonds of the same issuer in case of liquidation. Depending on the terms of the convertible bond’s prospectus, the issuer may have the right to settle the bondholders’ conversion request in stock only, cash only, or in cash and stock.

In addition, many convertible bonds purchased by the Fund are issued with a “call” feature that may allow the issuer to redeem the security at various times. Conversely, certain convertible securities may provide a “put option,” which entitles the holder to force the redemption of the security at a stated principal amount at one or more future dates.

Convertible Preferred Stock. The Fund may invest in convertible preferred stocks which allow the Fund to convert the preferred shares into a fixed number of common shares, usually after a predetermined date. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends.

Derivative Instruments and Aggressive Investment Techniques. The Fund may use investment techniques, including derivatives transactions that may be considered aggressive. Derivative instruments, including swaps, futures and options, enable the Fund to create or seek greater exposure to target investments that would not typically be available by purchasing only traditional equity and fixed-income securities. The use of these derivative securities produces economically “leveraged” investment results. The Fund’s investments in futures, options contracts and swap agreements will be collateralized by U.S. government securities and repurchase agreements.

Leverage. Leverage arises when the Fund engages in transactions that enable it to achieve more investment exposure than could be obtained from fully investing the Fund’s assets. The use of leverage magnifies the effect of market movements and the resulting gains or losses. The Fund also may seek to leverage its portfolio with borrowings from banks to increase the potential for gain from favorable securities selection. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is generally not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Accordingly, the Fund expects to limit its borrowings for investment purposes to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

Private Placement and Illiquid Securities. The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Normally, the Fund purchases Rule 144A securities only if Wellesley has determined them to be liquid, that is, readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A securities, certain of the Fund’s assets could be invested in illiquid securities. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Special Purpose Acquisition Company (SPAC). A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock.

Swaps. A swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — (continued)

Synthetic Convertible Bonds. The Fund invests in synthetic convertible bonds which are packaged by investment banks and brokerage firms. Synthetic convertible bonds include SELPs that combine unrelated securities which together have the characteristics of convertible securities: a fixed-income component and a convertible component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as zero coupon, corporate or government bonds. The convertible component is achieved by investing in warrants or options to buy or sell common stock or various indices at a certain exercise price, or options on a stock index.

Synthetic convertible bonds also include index-linked and equity-linked convertible structured notes. Index-linked and equity-linked notes are securities, the value of which fluctuates based on the value of a basket of stocks or other securities (in the case of index-linked notes) or a single security (in the case of equity-linked notes). Many index-linked and equity-linked notes have a guarantee feature (usually supplied by a brokerage house or bank) that guarantees return of the original issue price, providing substantial protection against a decline in price, while preserving the ability for capital appreciation if the underlying basket of securities increases in value.

Temporary Investments. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. The Fund may also invest a substantial portion of its assets in money market mutual funds at any time to maintain liquidity or pending selection of investments in accordance with its policies.

U.S. Dollar-Denominated Foreign Bonds. The Fund may invest in bonds of non-U.S. companies that are denominated in U.S. dollars. Such investments are typically made in order to gain exposure to a larger universe of bonds, and/or international debt markets generally, while undertaking less currency risk than compared to purchases of non-U.S. denominated bonds.

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

●	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Because convertible bonds may be exchanged for a predetermined number of shares of common stock, they exhibit risks associated with the underlying equity securities especially when their conversion value is the same as the value of the bond. Convertible bonds are similar to fixed-income debt securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. They are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Convertible bonds may have less market liquidity and their prices may be more volatile than equity and fixed-income securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.

●	Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.

●	Convertible Hedging Risk: If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund’s increased liability on any outstanding short position would, in whole or in part, reduce this gain.

●	Counterparty Credit Risk: The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

●	Covered Call Writing Risk: As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security, covering the call option above the sum of the premium and the exercise price of the call.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — (continued)

●	Derivative Risk: The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivative instruments, including futures contracts, swap agreements, options and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments, the loss of premium on unexercised derivatives, and imperfect correlations between the price of the contract and the underlying security or instrument. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

●	Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

●	Hedging Risk: The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. There can be no assurance that the Fund’s hedging investments or transactions will be effective. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.

●	Interest Rate Risk: The market value of fixed-income (and, to a lesser extent, variable rate) debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. Debt securities are also subject to credit risk, which is the risk that an issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates. The Fund’s performance may suffer when it must reinvest the proceeds from existing investments (upon their prepayment, redemption, call, maturity, etc.) at a lower rate of interest or return. This generally occurs during periods of falling interest rates when prepayments or redemptions typically accelerate as borrowers refinance their obligations to take advantage of more attractive rates.

●	Leverage Risk: Certain transactions such as swaps in which the Fund is permitted to engage may effectively add leverage and thus leverage risk to the Fund’s portfolio. The Fund may segregate or “earmark” liquid assets or otherwise cover such transactions in an effort to mitigate the leverage risk such transactions present. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

●	Limited History of Operations Risk: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

●	Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

●	Options Risk: The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured. The Fund may also purchase or write over-the-counter put or call options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed put or call options. In some instances, over-the-counter put or call options may expose the Fund to the risk that a counterparty may be unable or unwilling to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. In addition, the Fund may be exposed to a risk that losses may exceed the amount originally invested. By writing call options, the Fund is subject to the risk of counterparty default, as well as the potential for unlimited loss.

●	Portfolio Selection Risk: The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry, or sector or about market movements is incorrect.

●	Portfolio Turnover Risk: The Fund is required to distribute its net realized capital gains annually under federal tax laws. The Fund’s investment strategy may involve frequent trading, which will lead to higher portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. To the extent the Fund experiences an increase in brokerage commissions due to higher turnover, the Fund’s performance could be negatively impacted.

●	Private Placement and Illiquid Securities Risk: Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — (continued)

●	Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Short Sale Risk: Short sales involve risks. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security (i.e., the Fund’s short position) increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. The Fund might be unable to implement these strategies because of the lack of attractive short sale opportunities. If a convertible security used to cover a short position is called before conversion, the Fund may be required to purchase the security sold short at a price in the open market above the price at which the Fund had sold the security short.

●	Small- and Mid-Capitalization Companies: Compared to large-capitalization companies, small- and mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

●	Special Purpose Acquisition Companies (SPACs). Because SPACs and similar entities are so-called “blank check companies” and do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. An investment in a SPAC or similar entity is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving a Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

●	Swaps: Swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset). Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

●	Synthetic Convertible Bond Risk: Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls on the wrong side of the exercise price of the warrant or option, the warrant or option may lose all value. A default in the bond portion of the synthetic convertible security could result in substantial loss.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — (continued)

●	Tax Risk: The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such.

●	Underlying Funds Risk: The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

The following risks are non-principal investment risks of investing in the Fund:

●	High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal. Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility. If an issuer defaults, the value of the security may decrease, and the Fund’s share price may decrease. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell its securities. Such securities may also be subject to resale restrictions. The lack of a liquid market for these bonds could make the bonds more difficult to value. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or the Fund.

●	Swaps: Swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset). Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Please see the Fund’s Statement of Additional Information (“SAI”) for a further discussion of risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the SAI.

MANAGEMENT OF THE FUND

Investment Advisor

Wellesley Asset Management, Inc., located at 20 William Street, Wellesley, MA 02481, is the investment advisor to the Fund pursuant to separate Investment Advisory Agreements between Wellesley and the Miller Investment Trust (the “Trust”) for the Fund.

Wellesley is a registered investment advisor founded in 1991. Greg Miller, CPA, and founder of Wellesley, has managed private accounts specializing in investing in convertible bonds using an absolute return strategy. This strategy seeks to maximize returns while protecting principal by, among other things, investing in convertible bonds, synthetic convertibles, index and equity linked notes and other investment products. As of February 28, 2022, Wellesley had assets under management of approximately $2.9 billion.

Pursuant to the agreements described below, the Fund engages Wellesley to conduct investment research and provide certain management services, including the purchase and sale of securities for the Fund’s portfolio. Wellesley provides the Fund with investment advice, supervises the Fund’s investment program and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. A description of the basis for the Board of Trustees’ approval of the Fund’s Advisory Agreement will be available in the Fund’s Semi-Annual Report for the fiscal year ended April 30, 2022.

In exchange for Wellesley’s services in managing the Fund’s investments, the Advisory Agreement between Wellesley and the Trust, on behalf of the Miller Market Neutral Income Fund, provides that the Fund will pay Wellesley a fee at the annual rate of 1.25% of the Fund’s average daily net assets, payable monthly in arrears.

Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 2.25%, 2.95% and 1.95% of the average daily net assets attributable to Class A, Class C and Class I shares, respectively. For purposes of the expense limitation agreement, “Total Annual Fund Operating Expenses” exclude interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recapture from a class of the Fund any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the applicable Expense Limitation during the thirty-six (36) month period following such reimbursement, provided the Fund is able to effect recapturing while remaining in compliance with the applicable Expense Limitation. This expense limitation agreement will continue until February 28, 2023 and may be terminated before that date only with the approval of the Board of Trustees (the (“Board”). Thereafter, the expense limitation agreement will continue from year to year provided that its continuance is approved by Wellesley and the Board on behalf of the Fund.

Portfolio Managers

Mr. G. Miller shares responsibility for the day-to-day management of the Fund and has been managing the Fund since its inception. Mr. G. Miller is the CEO and founder of Wellesley and has over thirty-five years of investment and financial experience. He is also the President of the Trust. Mr. G. Miller is a nationally recognized provider of investment advisory services deploying convertible bonds. As CEO and Portfolio Manager, he has directed the firm’s limited risk investing philosophy for over twenty-five years with the primary goal of principal protection combined with investment growth. Mr. G. Miller and the team at Wellesley Asset Management currently manage over $2 billion in convertible bonds for high net-worth individuals, registered investment advisors, banks, pensions, wirehouses, financial advisors, and other investment professionals nationwide.

Mr. G. Miller is the author of an Amazon bestselling book, Outrunning the Bear: How You Can Outperform Stocks and Bonds with Convertibles. Greg was ranked a Top 100 Independent Financial Advisor by Barron’s for eight years in a row. In Barron’s September 2018 Top 100 list, he ranked #1 in Massachusetts and #2 nationwide. Barron’s also ranked Mr. G. Miller #1 in Massachusetts in its March 2019 list of America’s Top 1,200 Financial Advisors for the fifth consecutive year. In January 2020, Mr. G. Miller was recognized by Forbes as a Best-In-State Wealth Advisor in Massachusetts for the second consecutive year. In August 2020, he was again recognized by Forbes on their list of America’s Top 250 Wealth Advisors.

Mr. G. Miller worked with an international accounting firm and for over twenty years had his own CPA firm. He graduated from Boston University and holds an MBA with high distinction from Babson College. Mr. G. Miller lectures frequently on absolute return investing deploying convertible bonds to high net-worth individuals, registered investment advisors and other investment professionals.

MANAGEMENT OF THE FUND (continued)

Mr. M. Miller shares responsibility for the day-to-day management of the Fund and has been managing the Fund since its inception. Mr. M. Miller joined Wellesley Asset Management in May 2008. He is also the Secretary and Treasurer of the Trust. As President and Chief Investment Officer of Wellesley Asset Management, Inc. and a Portfolio Manager of the firm’s mutual funds, separately managed accounts and private fund. Mr. M. Miller is an integral part of the firm’s executive management team. He directs the firm’s trading, private client, and institutional teams and oversees day to day operations, strategic planning and execution. Mr. M. Miller is responsible for convertible bond research and product development, analyzing and monitoring portfolio holdings, and communicating performance, portfolio and fund data. He also constructs and analyzes client portfolios.

In addition to his capacity as President and Chief Investment Officer, he works directly with some of the firm’s institutional clients. Mr. M. Miller uses his fifteen-plus years of fixed income and financial planning experience to guide and educate many financial advisors, plan sponsors, registered investment advisors and asset allocators on the benefits of convertible bond investing.

Mr. M. Miller frequently speaks at national conferences, instructing and introducing investment professionals to the convertible bond asset class. Additionally, he educates both clients and investment professionals, regularly authoring white papers and market commentaries.

In July 2020, Mr. M. Miller was recognized by Forbes magazine as a Top Next Generation Wealth Advisor, ranking #1 in Massachusetts for the fourth consecutive year and #6 nationwide. In January 2020, he was recognized by Forbes as a Best-In-State Wealth Advisor in Massachusetts for the second consecutive year.

Mr. M. Miller is a Certified Fixed Income Practitioner and a member of the Financial Planning Association. He received his Bachelor of Science degree in Business Administration from American University’s Kogod School of Business in Washington, DC, where he specialized in finance, and his Master of Business Administration degree from Babson College F.W. Olin Graduate School of Business.

Howard Needle shares responsibility for the day-to-day management of the Funds and has been managing the Fund since its inception.

For over 35 years, Mr. Needle has specialized in analyzing and trading convertible securities, working as Portfolio Manager and Sales-Trader at hedge and mutual funds. Howard launched Acuity Capital Management in 2003 with a focus on convertible bond and convertible arbitrage investing utilizing various hedging strategies.  After Acuity was sold to Shelton Capital Management in 2016, Mr. Needle assumed the role of Managing Director and Portfolio Manager for multiple Shelton funds including Shelton’s convertible and credit funds. Prior to Acuity, Mr. Needle was a Managing Director responsible for all convertible securities activity at Greenwich Capital Markets.  He was Managing Director and co-head of convertible securities trading desks at Bank of America Securities, NatWest Securities, and Bankers Trust.  Mr. Needle began his convertible career at Lehman Brothers in 1988 on their convertibles desk.

Mr. Needle earned a Bachelor’s Degree in Economics from Harvard University in 1984 graduating cum laude, and earned an MBA degree with a focus on Finance from the University of California at Los Angeles in 1988.

James Buckham, CFA shares responsibility for the day-to-day management of the Funds and has been managing the Fund since its inception. As a Portfolio Manager and member of Wellesley Asset Management’s investment management team, Mr. Buckham is responsible for researching new convertible bond investment opportunities, monitoring existing holdings, trading, and instructing clients and prospects about convertible bond investing. His professional background encompasses over thirty years of fixed income trading, deal making and analysis experience. Before joining Wellesley Asset Management, Mr. Buckham worked at Deutsche Bank on the convertible bond desk advising mutual funds and hedge funds in New York, Boston and Toronto.  Prior to that Jim spent 12 years trading convertible bonds, equities and derivatives at Fidelity Investments.

Mr. Buckham graduated from Boston University with a Bachelor of Arts degree in Economics and received his Master of Business Administration degree from Bentley University. He holds the CFA designation.

The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of Fund shares.

INFORMATION ABOUT SHARES

How Shares are Priced

Shares of the Fund are sold at NAV. The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities, synthetics and derivatives will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more mutual funds registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

The Fund offers three classes of shares to investors: Class A, Class C, and Class I shares. The main differences between each class are sales charges and ongoing fees, minimum purchase amounts, and distribution channels on which shares of the classes may be purchased. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states or from all financial intermediaries.

The Fund makes available, free of charge at www.MillerFamilyOfFunds.com, the information regarding sales charges and breakpoints applicable to the Fund, as well as criteria and instructions for shareholders to take advantage of such breakpoints or other reductions in sales charges.

Class A Shares

Class A shares of the Fund are offered at their public offering price, which is NAV per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $100,000	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25%	3.38%	2.75%
$250,000 and above	0.00%	0.00%	1.00%(2)

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)	A selling broker may receive 1.00% commissions on purchases of Class A shares over $250,000. Class A shares redeemed within 18 months are subject to a contingent deferred sales charge (“CDSC”) equal to 1.00%. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchased.

As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $250,000 or more of Class A shares may be subject to a CDSC on shares redeemed within the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Waiver of Contingent Deferred Sales Charges” below.

In addition, Class A shares of the Fund pay a fee at an annualized rate, based on a percentage of the average daily net assets attributed to Class A of the Fund, as compensation for distribution-related activities and services provided under a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) adopted by the Trust on behalf of Class A of the Fund. The annualized rate payable for such services is 0.50% under the 12b-1 Plan adopted on behalf of the Fund’s Class A shares (as described above in Fund Summary). Over time, fees paid under this 12b-1 Plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment to purchase Class A shares of the Fund is $2,500 for a regular account and $500 for a retirement account. The minimum subsequent investment for all classes is $100 for all account types.

Waiver of Contingent Deferred Sales Charges

The initial sales charges on Class A shares and the CDSCs on Class A may be reduced or waived under certain purchase arrangements and for certain categories of investors. The CDSC applicable to Class A shares is currently waived for:

●	Any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A shares.

●	Any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan.

HOW TO PURCHASE SHARES (continued)

●	Any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA.

●	Any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares.

●	Any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA.

●	Up to 10% per year of the value of the Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Systematic Withdrawal Plan.

●	Redemptions by Trustees, officers and employees of any of the Trust and by directors, officers and employees of the Distributor, the Adviser or its affiliates.

●	Redemptions effected pursuant to the Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate NAV of shares held in such shareholder’s account is less than a minimum account size specified in the Fund’s prospectus.

●	Involuntary redemptions caused by operation of law.

●	Redemptions of shares of the Fund if combined with another investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction.

●	Redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases.

●	Redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases.

●	Redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution.

●	A redemption by a holder of Class A shares who purchased $250,000 or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor.

●	A redemption by a holder of Class A shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees).

●	A redemption by a holder of Class A shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers

Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

●	A redemption by a holder of Class A shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees.

●	A redemption by a holder of Class A shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

HOW TO PURCHASE SHARES (continued)

Class C Shares

Class C shares of the Fund are offered at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Class C shares of the Fund owned by a shareholders for 8 years will automatically convert to Class A shares, thus reducing the future annual expenses (Class A shares have a 12b-1 fee of 0.50% versus 1.00% for Class C shares). Conversions will occur during the month of, or the month following, the 8-year anniversary of the share purchase date. The automatic conversion will be based on the relative NAVs of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold the shares in an omnibus account and do not track participant level share lot aging to facilitate a conversion.

Class I Shares

Class I shares are offered at NAV with no front-end sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares are not subject to distribution and service fees. Class I shares are front-end and back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class I shares of the Fund. The minimum initial investment to purchase Class I shares is $1 million for all account types. The minimum subsequent investment for Class I shares is $100 for all account types.

Class I shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

●	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.

●	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.

●	Clients of the Adviser or purchases referred through the Adviser.

●	Investors on certain brokerage platforms.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. The Fund may change investment minimums at any time. The Fund and the Advisor may each waive investment minimums at their individual discretion. Class I shares may not be available for purchase in all states.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares of the Fund at a reduced sales charge. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares that you already own of the Fund. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own of the Fund. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

HOW TO PURCHASE SHARES (continued)

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

●	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer’s brokerage account or with a bank, an insurance company separate account or an investment advisor);

●	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

●	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $100,000, during a 13-month period. The 13-month period begins upon the date of the LOI. At your written request, Class A share purchases of the Fund made during the previous 90 days prior to the LOI may be included.

The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase pursuant to the LOI. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares. If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares of the Fund is waived for certain types of investors, including:

●	Current and retired directors and officers of the Fund sponsored by Wellesley, their families (e.g., spouse, children, mother or father) and any purchases referred through Wellesley.

●	Employees of Wellesley and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

●	Clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee, including third party administrators.

●	Institutional investors (which may include bank trust departments and registered investment advisors).

●	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $250,000 in the Fund is required. The Distributor, in its sole discretion, may waive these minimum dollar requirements.

●	Clients of broker-dealers and other financial intermediaries that have entered into a selling agreement with the Fund or its Distributor who have assets of at least $250,000 at the time of their investment invested in any class of shares of any single Fund or, in the aggregate, the Funds within the Miller Family Funds.

HOW TO PURCHASE SHARES (continued)

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary – Specific Sales Charge Waivers and Discounts.” Please consult your financial advisor for further information.

Sales Charge Exceptions

You will not pay initial sales charges on Class A shares of the Fund purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Purchasing Shares

You may purchase shares of the Fund by sending a completed application form to the Fund’s name at the following addresses:

via Regular mail:	via Overnight mail:

c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, Nebraska 68154	Elkhorn, Nebraska 68022-3474

Minimum and Additional Investment Amounts

For Class A and Class C shares, the minimum initial investment to open an account is $2,500 for regular accounts and $500 for retirement accounts. For Class I shares, the minimum initial investment to open an account is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. Lower minimum initial and additional investments may also be applicable in certain other circumstances. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit cards or starter checks for the purchase of shares.

Note: Ultimus Fund Solutions, LLC (“UFS” or “Transfer Agent”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient funds.

Anti-Money Laundering Regulations

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

HOW TO PURCHASE SHARES (continued)

When Your Order is Processed

All shares will be purchased at the NAV per share (plus a sales charge, if applicable) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●     the name of the Fund;

●     the dollar amount of shares to be purchased;

●     a completed purchase application that corresponds to the type of account you are opening or investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum); and

●     check payable to the name of the Fund.

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in the Fund, please call 1-877-441-4434 to notify the Fund that a wire transfer is coming and to receive appropriate account number information. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-877-441-4434 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-877-441-4434 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to the Fund’s name at the following addresses:

Regular/Express/Overnight Mail

via Regular mail:	via Overnight mail:

c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, Nebraska 68154	Elkhorn, Nebraska 68022-3474

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-441-4434. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, UFS, nor its respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or UFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or UFS, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to UFS to cover costs associated with the transfer. UFS does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lessor of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses and tax liability when converting these securities to cash.

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account holds shares of the Fund with a current value of at least $2,500, you may adopt a Systematic Withdrawal Plan for the Fund to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-877-441-4434.

HOW TO REDEEM SHARES (continued)

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will not honor the redemption request until the check for your purchase has cleared.

Good Order

Your redemption request will be processed if it is in “good order.” For a redemption request, to be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the name of the Fund and the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you wish to change the bank or brokerage account that you have designated on your account;

●	you request that a redemption be mailed to an address other than that on record with the Fund;

●	the proceeds of a requested redemption exceed $100,000; or

●	any redemption transmitted to the shareholder of record by federal wire transfer to a bank other than the bank of record.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Fund to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. The Fund will not make redemptions payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record. A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

HOW TO REDEEM SHARES (continued)

By Exchange

You can exchange all or part of your investment in Class I shares of the Fund for Class I shares of other Funds. When you exchange shares, you are purchasing shares in another Fund so you should be sure to get a copy of that Fund’s prospectus and read it carefully before buying shares through an exchange.

To execute an exchange, call 1-877-441-4434. The Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send UFS a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of the Fund, share class and exchange or redemption amount. Call 1-877-441-4434 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges of Class I shares among the Funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

Low Balances

If at any time your account balance with the Fund falls below $2,500 in Class A and Class C shares or $1 million in Class I shares, the Fund may notify you that, unless the account is brought up to the appropriate account minimum within 60 days’ of such notification, your account could be closed or charged a small account maintenance fee. This will not apply to any account balances that drop below the minimum due to a decline in NAV. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income quarterly and net realized capital gains annually. The distributions will be reinvested in shares of the Fund unless you elect to receive cash. For federal income tax purposes, dividends from net investment income and net short-term capital gains are taxable to investors as ordinary income, while distributions of net long-term capital gains are generally taxable as long-term capital gains, regardless of your holding period for the shares. Since the Fund’s income is derived primarily from sources that do not pay qualified dividend income, distributions from the Fund’s net investment income generally are not expected to qualify for taxation at the reduced tax rates available to individuals on qualified dividend income. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions.

When you redeem, exchange or sell your shares in the Fund, you generally will have a capital gain or loss in an amount equal to the difference between the net proceeds that you receive and your tax basis for the shares you redeem, sell or exchange.

In addition, a 3.8% tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means the Fund uses this method to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. A plan participant whose retirement and benefit plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income. These accounts are subject to complex rules, and you should consult your tax advisor about the tax consequences of investing through a tax-deferred account.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (the “IRS”). If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend or redemption proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.

The Fund is required to report to the IRS and shareholders the “cost basis” of shares that are subsequently redeemed, exchanged or sold. These requirements generally do not apply to investments held in a tax-deferred account or to certain types of entities (such a C corporations).

If you hold Fund shares through a broker (or other nominee) that were purchased on or after such date, please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you purchase Fund shares directly from us, cost basis will be calculated using the Fund’s default method of first in first out, unless you instruct the Fund to use a different IRS-accepted cost basis method. Fund shareholders should consult their tax advisors regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

This summary is general and is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption or exchange of your shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board does not authorize market-timing activities by shareholders and has approved procedures that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund monitors, on a continuing basis, account transaction activity in an attempt to detect market timing. Though this involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments that are consistent with the interests of the Fund’s shareholders. The Fund reserves the right to reject purchase orders if the Fund reasonably believes that an investor is engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, and the intermediaries have agreed to provide transaction information to the Fund upon request, the Fund is limited in their ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of Wellesley, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distribution Fees

The Class A and Class C shares of the Fund have adopted a separate 12b-1 Plan that allows the Fund to use part of the assets of that class to finance the sale and distribution of shares, including advertising, marketing and other promotional activities. The 12b-1 Plans also allow the Fund to pay the Distributor for certain shareholder services provided to shareholders or other service providers that have entered into agreements with the Distributor to provide these services. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information.

For these services under the Class A 12b-1 Plan of the Fund, the Distributor is paid on a monthly basis an annual amount equal to 0.50% of the Fund’s average net assets attributable to Class A shares. Under the Class C 12b-1 Plan of the Fund, the Fund pays the Distributor on a monthly basis an annual amount equal to 1.00% of the Fund’s average net assets attributable to Class C shares. These fees are used by the Distributor to pay your financial intermediary and offset amounts owed to the Distributor under the underwriting agreement.

The Distributor generally may, in turn, pay your financial intermediary out of the distribution and service fees it receives. The Distributor retains the distribution and service fees on accounts with no authorized intermediary of record and uses the excess to pay other distribution and marketing related expenses after deducting the fees owed to it under the underwriting agreement. Because Class A and Class C shares of the Fund pay these fees out of their assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

Wellesley may provide additional compensation to brokerage firms and financial intermediaries out of its own assets (which may come directly or indirectly from the Fund). This compensation is in addition to amounts you may pay pursuant to a 12b-1 Plan or as a sales commission on Class A shares. It is also in addition to amounts that may be paid from the assets attributable to a particular class for shareholder servicing services, processing services or both, as applicable, that are provided to investors that hold their shares of such class in omnibus accounts or platforms maintained by certain financial intermediaries. Payments by Wellesley out of its own assets may be made, at its discretion, to brokerage firms and financial intermediaries who have sold shares of the Fund. The level of payments made to financial intermediaries in any given year will vary, but may be significant. Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options and services it will make available to those clients. Wellesley determines the cash payments described above in its discretion in response to requests from brokerage firms and financial intermediaries, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the sales, assets, and share class utilized and the quality of its relationship with Wellesley). Wellesley will, on an annual basis, determine the advisability of continuing these payments. It may also pay expenses associated with meetings conducted by brokerage firms and financial intermediaries that facilitate educating financial advisors and shareholders about the Fund.

Householding

To reduce expenses, we mail only one copy of the Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts that have requested paper copies of these documents. If you wish to receive individual copies of these documents, please call the Fund at 1-877-441-4434 on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

PRIVACY NOTICE

FACTS	WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security Number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness		No	We don’t share
For non-affiliates to market to you		No	We don’t share

Questions?	Call 1-877-441-4434

PRIVACY NOTICE (continued)

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Miller Investment Trust does not jointly market.

APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS

The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Fund or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. The following descriptions of sales charge waivers and discounts for a particular financial intermediary and class(es) of shares are reproduced based on information provided by the financial intermediary that the intermediary has represented is current with respect to sales charge waivers or discounts in effect. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Fund, the Advisor, nor the Distributor supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts.

In all instances, it is the purchaser’s responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

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APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS (continued)

CDSC Waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

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MILLER MARKET NEUTRAL INCOME FUND

Advisor	Wellesley Asset Management, Inc. 20 William Street Wellesley, MA 02481
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 695 Town Center Drive, Suite 1000 Costa Mesa, CA 92636
Legal Counsel	Thompson Hine LLP 1919 M Street, N.W. Suite 700 Washington, D.C. 20036-1600
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Custodian	The Bank of New York Mellon One Wall Street New York, NY 10286

Additional information about the Fund is included in the Fund’s SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual Report or the Semi-Annual Report, to request other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-441-4434 or visit www.MillerFamilyOfFunds.com. You may also write to the name of the Fund at the following address:

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Miller Market Neutral Income Fund 4221 North 203rd St. • Suite 100 • Elkhorn, NE 8022-3474 1-877-441-4434	File No. 811-22131